Rule 497(e)

1940 Act File No. 811-07685

1933 Act Registration No. 333-07305

MFG FUNDS, INC.

MFG Global Sustainable Fund

Institutional Class Shares (FMSGX)

Service Class Shares (FMSRX)

MFG Core Infrastructure Fund
Institutional Class Shares (FMGIX)
Service Class Shares (FCIVX)

Supplement dated June 23, 2026

to each Prospectus and the Statement of Additional Information,

each dated October 31, 2025, as previously supplemented

This supplement updates certain information in the Prospectus for each of the MFG Global Sustainable Fund and the MFG Core Infrastructure Fund (the “Funds”), each a series of MFG Funds, Inc. (the “Company”), and in the Funds’ Statement of Additional Information (the “SAI”).

As previously disclosed in the Supplement dated November 26, 2025, Frontegra Strategies, LLC (the Funds’ current distributor), Frontier North America Holdings, Inc. (the parent company of the Fund’s investment adviser and a subsidiary of Magellan Financial Group) and NexTier Distributors, LLC, an affiliate of NexTier Solutions, Inc. (“NexTier”), entered into a purchase and sale agreement pursuant to which NexTier would acquire Frontegra Strategies, LLC (the “Transaction”). The Transaction closed on June 22, 2026. Accordingly, the new distribution agreement between the Company, on behalf of the Funds, and NexTier Distribution, LLC, went into effect on June 22, 2026.

Following the completion of the Transaction, the Funds’ distributor was renamed NexTier Distribution, LLC and became a subsidiary of NexTier. As a result, the Funds’ distributor is no longer affiliated with the Funds’ investment adviser or sub-adviser, Magellan Investment Partners. There were no changes to the Funds’ fees or expenses, or the services provided by the distributor, as a result of the Transaction.

Effective immediately, all references in the Prospectuses and the SAI to Frontegra Strategies, LLC serving as the distributor to the Company are replaced with NexTier Distributors, LLC. The distributor’s address is 5 W. Hargett Street, Suite 706, Raleigh, North Carolina 27601.

Please retain this Supplement for future reference.